                                  EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

I, Richard L. Wambold, certify that:

     (1) the Form 10-Q of Pactiv Corporation for the period ended September 30, 2004, (the "Report") fully complies with the requirements of sec.13(a) or sec.15(d) of the Securities Exchange Act of 1934, as amended, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pactiv Corporation for the period then ended.

                                          /s/ RICHARD L. WAMBOLD
                                          --------------------------------------
                                          Richard L. Wambold
                                          Chairman, President, and Chief
                                          Executive Officer

Date: November 9, 2004

     This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906 has been provided to the company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.